UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04526

Name of Registrant:	Vanguard Quantitative Funds
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:	Anne E. Robinson, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: September 30

Date of reporting period: October 1, 2017 – March 31, 2018

Item 1: Reports to Shareholders

Semiannual Report | March 31, 2018

Vanguard Growth and Income Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds.

Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.
We believe there is no wiser course for any investor.

Contents
Your Fund’s Performance at a Glance.	1
CEO’s Perspective.	2
Advisors’ Report.	4
Results of Proxy Voting.	10
Fund Profile.	11
Performance Summary.	13
Financial Statements.	14
About Your Fund’s Expenses.	36
Glossary.	38

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Nautical images have been part of Vanguard’s rich heritage since its start in 1975. For an incoming ship, a lighthouse offers a beacon and safe path to shore. You can similarly depend on Vanguard to put you first––and light the way––as you strive to meet your financial goals. Our client focus and low costs, stemming from our unique ownership structure, assure that your interests are paramount.

Your Fund’s Performance at a Glance

• Vanguard Growth and Income Fund returned nearly 6% for the six months ended
March 31, 2018, slightly ahead of its benchmark and the average return of its peers.

• The fund seeks a total return greater than that of the Standard & Poor’s 500 Index by investing in U.S. large- and mid-capitalization stocks. Three independent advisors manage the fund, each responsible for its own portfolio.

• Growth stocks outperformed their value counterparts, and large-cap stocks topped their mid- and small-cap peers. U.S. stocks outpaced those of developed markets but trailed those of emerging markets.

• Five of the fund’s 11 sectors produced positive relative results. Industrials contributed the most, followed by energy, real estate, utilities, and consumer staples. Information technology, consumer discretionary, and health care detracted from relative performance.

Total Returns: Six Months Ended March 31, 2018
Total
Returns
Vanguard Growth and Income Fund
Investor Shares	5.91%
Admiral™ Shares	5.97
S&P 500 Index	5.84
Large-Cap Core Funds Average	5.20

Large-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Peer Group
	Shares	Shares	Average
Growth and Income Fund	0.34%	0.23%	1.03%

The fund expense ratios shown are from the prospectus dated January 26, 2018, and represent estimated costs for the current fiscal year. For the six months ended March 31, 2018, the fund’s annualized expense ratios were 0.34% for Investor Shares and 0.23% for Admiral Shares. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2017.

Peer group: Large-Cap Core Funds.

CEO’s Perspective

Tim Buckley
President and Chief Executive Officer

Dear Shareholder,

I feel extremely fortunate to have the chance to lead a company filled with people who come to work every day passionate about Vanguard’s core purpose: to take a stand for all investors, to treat them fairly, and to give them the best chance for investment success.

When I joined Vanguard in 1991, I found a mission-driven team focused on improving lives—helping people retire more comfortably, put their children through college, and achieve financial security. I also found a company with purpose in an industry ripe for improvement.

It was clear, even early in my career, that the cards were stacked against most investors. Hidden fees, performance-chasing, and poor advice were relentlessly eroding investors’ dreams.

We knew Vanguard could be different and, as a result, could make a real difference. We have lowered the costs of investing for our shareholders significantly. And we’re proud of the performance of our funds.

Vanguard is built for Vanguard investors—we focus solely on you, our fund shareholders. Everything we do is designed to give our clients the best chance for investment success. In my role as CEO, I’ll keep this priority front and center. We’re proud of what we’ve achieved, but we’re even more excited about what’s to come.

Steady, time-tested guidance

Our guidance for investors, as always, is to stay the course, tune out the hyperbolic headlines, and focus on your goals and what you can control, such as costs and how much you save. This time-tested advice has served our clients well over the decades.

Regardless of how the markets perform in the short term, I’m incredibly optimistic about the future for our investors. We have a dedicated team serving you, and we will never stop striving to make

Vanguard the best place for you to invest through our high-quality funds and services, advice and guidance to help you meet your financial goals, and an experience that makes you feel good about entrusting us with your hard-earned savings.

Thank you for your continued loyalty.

Mortimer J. Buckley
President and Chief Executive Officer
April 13, 2018

Market Barometer
			Total Returns
		Periods Ended March 31, 2018
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	5.85%	13.98%	13.17%
Russell 2000 Index (Small-caps)	3.25	11.79	11.47
Russell 3000 Index (Broad U.S. market)	5.65	13.81	13.03
FTSE All-World ex US Index (International)	4.03	16.45	6.30

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	-1.08%	1.20%	1.82%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	-0.37	2.66	2.73
Citigroup Three-Month U.S. Treasury Bill Index	0.63	1.07	0.30

CPI
Consumer Price Index	1.11%	2.36%	1.40%

Advisors’ Report

For the six months ended March 31, 2018, Vanguard Growth and Income Fund returned 5.91% for Investor Shares and 5.97% for the low-cost Admiral Shares.

Your fund is managed by three independent advisors, a strategy that enhances the fund’s diversification by providing exposure to distinct yet complementary investment approaches. It’s not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the percentage of fund assets each manages, and brief descriptions of their investment strategies are presented in the accompanying table. The advisors have also prepared a discussion of the investment environment that existed during the period and of how portfolio positioning reflects this assessment. (Please note that Los Angeles Capital’s discussion refers to industry sectors as defined by Russell classifications, rather than by the Global Industry Classification Standard used elsewhere in this report.) These comments were prepared on April 17, 2018.

Vanguard Quantitative Equity Group

Portfolio Managers:

James P. Stetler

Binbin Guo, Principal,
Head of Alpha Equity Investments

The period opened with global equities posting positive returns for the seventh consecutive quarter. As 2018 began, positive global economic momentum continued against a backdrop of rising volatility and a hawkish tone from the major central banks. In the United States, companies began to respond to new tax laws, and strong earnings announcements moved the S&P 500 Index to a record high at the end of January. Developed Europe and Asia-Pacific equities also rose, fueled by improvement in macroeconomic fundamentals.

February brought a sudden change in market sentiment, and investors saw the return of volatility after an unusually long period of calm. Over the period, the broad U.S. equity market (as measured by the Russell 3000 Index) returned 5.65%. U.S. stock market performance was mixed; seven of 11 industry sectors advanced, led by information technology and consumer discretionary. Growth stocks outperformed their value counterparts, and large-capitalization stocks topped small-caps.

Although overall performance is affected by macro factors, our approach to investing focuses on specific fundamentals. We believe that attractive stocks exhibit five key characteristics: high quality (healthy balance sheets and steady cash-flow generation), effective use of capital by management with sound investment policies that favor internal over external funding, consistent earnings growth with the ability to grow earnings year after year, strong market sentiment, and reasonable valuation.

Using these five themes, we generate a daily composite stock ranking, seeking to capitalize on market inefficiencies. We then monitor our portfolio and adjust when appropriate to maximize expected returns and minimize exposure to risks that our research indicates don’t improve returns (such as industry selection and other risks relative to the benchmark).

Over the period, our sentiment, quality, and growth models boosted performance, while our management decisions and valuation models were approximately flat. Our strongest sector results were in energy, industrials, and information technology. Our worst were in consumer discretionary, materials, and telecommunication services.

At the individual stock level, the largest contributions to relative performance came from underweighted position in General Electric and overweighted positions in Boeing, Freeport-McMoRan, Red Hat, and Ralph Lauren. Underweighted positions in Amazon.com and overweighted positions in Albemarle, PG&E, Advanced Micro Devices, and Celgene hurt performance.

We believe that our approach will benefit investors over the long term and feel that the fund offers a strong mix of stocks with attractive valuation and growth characteristics relative to its benchmark.

D. E. Shaw Investment
Management, L.L.C.

Portfolio Manager:

Philip Kearns, Ph.D.,
Managing Director

The S&P 500 Index gained 5.84% for the half year, but this rise masked considerable volatility. The index’s performance over the six months is best understood in terms of two distinct segments: a period of gains, which lasted until January 26 and seemed to be characterized by optimism and even complacency; and a period of losses, which lasted from January 29 through the end of March and was characterized by apparent uncertainty and volatility.

During the first period, the S&P 500 rose 14.69%, had a maximum drawdown of just 1.05%, and never fell more than 0.53% on a single day. In what may have been a sign that investors expected the calm to continue, the CBOE Volatility Index (VIX), a measure of the expected volatility of the S&P 500, remained quite low. It ranged between 9.1 and 13.2 and closed above 12 on only two days. Even these low estimates of upcoming volatility proved too high, however, as the S&P 500 realized annualized volatility of just 5.57% for this first period. The market rally was broad-based, with all sectors of the S&P 500 except utilities rising. The consumer discretionary sector, which includes stocks that investors generally expect will outperform in times of strong growth and confidence, was the best-performing sector through January 26.

The big economic news of the fourth quarter—the signing of the Tax Cuts and Jobs Act of 2017 on December 22—did not seem at first to affect equities, as the S&P 500 was essentially flat during the last week of the year. Once the calendar flipped to 2018, however, investors may have begun to consider the effects of the tax legislation, and the U.S. stock market resumed its rise—even accelerating—as the S&P 500 posted positive returns in eight of the first nine trading days of January.

On January 29, the day Janet Yellen began presiding over her final U.S. Federal Reserve meeting, the ten-year U.S. Treasury bond yield rose to 2.69%, its highest level since April 2014, and the S&P 500 fell 0.67%. Although the Fed took no major monetary policy actions at this meeting, fears of higher short-term interest rates may have been behind the continued rise of long-term rates and the decline of the equity market. By February 8, the S&P 500 was down 10.09% from its January peak. Market sentiment seemed to shift during this time, as the VIX closed as high as 30 on February 6 after topping 50 earlier that day. Although stocks rebounded over the next few weeks, the March 22 announcement of new U.S. tariffs on Chinese imports reignited negative sentiment and drove equities back down.

Although we actively monitor market activity of the type described above, we generally do not make investment decisions based on a subjective analysis of the investment environment. The one exception is when we attempt to mitigate certain situation-specific risks identified by the firm. There were no such occurrences of this during the six months under review.

Our quantitative equity investment process deploys both alpha models that seek to forecast individual stock returns and risk models that seek to mitigate active exposures to industries, sectors, and common risk factors. However, the resulting portfolios may exhibit small to moderate active exposures to industries, sectors, and risk factors as a by-product of our focus on bottom-up stock selection. Therefore, we generally attribute portfolio performance to three major sources: bottom-up stock selection; exposure to industry groups; and exposure to risk factors such as value, growth, and market capitalization.

Stock selection was the largest contributor to relative performance during the reporting period, with exposure to technical risk factors—primarily overweight exposure to small-capitalization and less liquid stocks—being the principal detractors.

No other risk category had a notable impact on performance.

Underweighted positions in General Electric, Facebook, and Exxon Mobil contributed most to our portfolio’s performance. The biggest detractors were underweighted positions in Amazon.com, Microsoft, and Intel.

In our view, the U.S. economy is continuing to expand. There are, however, reasons to be cautious about the prospects for the equity markets. The new year began with optimism about the effect of tax reform legislation on corporate earnings apparently pushing up U.S. stocks, but this confidence appears to have quickly faded. As analysts began reporting that companies would probably spend most of their newfound cash on acquisitions, stock buybacks, and debt repayments, investors may have begun to see the tax changes as a quick windfall that would have little effect on future earnings growth.

Lastly, we note that concerns about rising interest rates and a possible trade war with China appear to have precipitated the market’s retreat from its January peak. An increase in implied volatility may indicate that investors are willing to pay more to hedge against additional declines.

Los Angeles Capital

Portfolio Managers:

Thomas D. Stevens, CFA,
Chairman and Principal

Hal W. Reynolds, CFA,
Chief Investment Officer and Principal

While the S&P 500 Index generated a 5.84% return for the six months ended March 31, 2018, returns in February and March were negative—the first consecutive-month losses in two years. Following a period of record low volatility and strong market returns, concerns over the impact of rising interest rates emerged as a dominant theme at the end of January. Although the market’s strong fundamentals and earnings outlook remained intact throughout the first quarter of 2018, the scope of investor fears spread, encompassing first rising inflation, then protectionist trade policies, and finally the risks of new regulations governing data privacy. And all of these concerns weighed on the valuations of larger-cap U.S. equities.

The best-performing stocks were those with strong momentum and favorable earnings yields. Continuing the broader trend from recent periods, higher-yielding stocks underperformed as the market adjusted to rising rate expectations. The retail industry offered the highest returns as steady economic growth and improving consumer confidence has translated into robust consumer spending and further consolidation. Technology returns remained strong, while value-oriented segments such as telecommunications and utilities continued to lag the broader market.

The portfolio maintained a bias toward securities exhibiting strong earnings growth. We reduced its exposure to companies with high foreign revenue in light of rising concerns over the potential for new tariffs. Exposure to stocks with strong momentum and positive analyst insight added value, as did an overweight allocation to stocks with strong earnings quality. The portfolio’s bias toward companies with high foreign revenue hindered performance.

The market continues to favor growth stocks over value. Investors remain comfortable with above-average valuations for higher-quality companies, given an improving economic outlook and strong earnings. Today, the portfolio favors higher-quality companies with strong fundamental momentum. It is tilted toward technology and industrial stocks, which benefit from increased capital spending, and away from utilities and real estate stocks, which are sensitive to changes in interest rates.

Vanguard Growth and Income Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Vanguard Quantitative Equity	33	3,390	Employs a quantitative fundamental management
Group			approach, using models that assess valuation, growth
			prospects, management decisions, market
			sentiment, and earnings and balance-sheet quality of
			companies as compared with their peers.
D. E. Shaw Investment	32	3,389	Employs quantitative models that seek to capture
Management, L.L.C.			predominantly bottom-up stock-specific return
			opportunities. The portfolio’s sector weights, size,
			and style characteristics may differ modestly from the
			benchmark in a risk-controlled manner.
Los Angeles Capital	32	3,377	Employs a quantitative model that emphasizes stocks
			with characteristics investors are currently seeking
			and underweights stocks with characteristics
			investors are currently avoiding. The portfolio’s sector
			weights, size, and style characteristics may differ
			modestly from the benchmark in a risk-controlled
			manner.
Cash Investments	3	283	These short-term reserves are invested by Vanguard
			in equity index products to simulate investments in
			stocks. Each advisor also may maintain a modest
			cash position.

Results of Proxy Voting

At a special meeting of shareholders on November 15, 2017, fund shareholders approved the following proposals:

Proposal 1—Elect trustees for the fund.*

The individuals listed in the table below were elected as trustees for the fund. All trustees with the exception of Ms. Mulligan, Ms. Raskin, and Mr. Buckley (each of whom already serves as a director of The Vanguard Group, Inc.) served as trustees to the funds prior to the shareholder meeting.

			Percentage
Trustee	For	Withheld	For
Mortimer J. Buckley	99,221,791	3,987,035	96.1%
Emerson U. Fullwood	98,727,834	4,480,991	95.7%
Amy Gutmann	98,720,197	4,488,628	95.7%
JoAnn Heffernan Heisen	98,985,252	4,223,573	95.9%
F. Joseph Loughrey	98,943,017	4,265,808	95.9%
Mark Loughridge	99,106,004	4,102,821	96.0%
Scott C. Malpass	98,939,753	4,269,072	95.9%
F. William McNabb III	99,035,314	4,173,511	96.0%
Deanna Mulligan	99,119,033	4,089,792	96.0%
André F. Perold	98,579,484	4,629,342	95.5%
Sarah Bloom Raskin	99,023,928	4,184,897	95.9%
Peter F. Volanakis	99,115,244	4,093,581	96.0%
* Results are for all funds within the same trust.

Proposal 3—Approve a manager-of-managers arrangement with wholly owned subsidiaries of Vanguard.

This arrangement enables Vanguard or the fund to enter into and materially amend investment advisory arrangements with wholly owned subsidiaries of Vanguard, subject to the approval of the fund’s board of trustees and any conditions imposed by the Securities and Exchange Commission (SEC), while avoiding the costs and delays associated with obtaining future shareholder approval. The ability of the fund to operate in this manner is contingent upon the SEC’s approval of a pending application for an order of exemption.

				Broker	Percentage
Vanguard Fund	For	Abstain	Against	Non-Votes	For
Growth and Income Fund	83,199,721	5,074,141	4,547,033	10,387,930	80.6%

Growth and Income Fund

Fund Profile
As of March 31, 2018

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VQNPX	VGIAX
Expense Ratio[1]	0.34%	0.23%
30-Day SEC Yield	1.49%	1.60%

Portfolio Characteristics
			DJ
			U.S. Total
		S&P 500	Market
	Fund	Index	FA Index
Number of Stocks	1,012	505	3,771
Median Market Cap	$69.8B	$100.5B	$64.2B
Price/Earnings Ratio	21.0x	21.5x	21.2x
Price/Book Ratio	3.3x	3.1x	2.9x
Return on Equity	16.1%	16.1%	15.0%
Earnings Growth Rate	8.8%	7.9%	8.4%
Dividend Yield	1.7%	1.9%	1.8%
Foreign Holdings	0.1%	0.0%	0.0%
Turnover Rate
(Annualized)	89%	—	—
Short-Term Reserves	0.3%	—	—

Sector Diversification (% of equity exposure)
			DJ
			U.S. Total
		S&P 500	Market
	Fund	Index	FA Index
Consumer Discretionary	12.2%	12.7%	12.9%
Consumer Staples	7.3	7.6	6.8
Energy	5.9	5.7	5.5
Financials	14.7	14.7	15.1
Health Care	13.9	13.7	13.3
Industrials	10.5	10.2	10.9
Information Technology	26.7	24.9	23.9
Materials	2.7	2.9	3.3
Real Estate	2.2	2.8	3.7
Telecommunication
Services	1.6	1.9	1.7
Utilities	2.3	2.9	2.9

Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Volatility Measures
		DJ
		U.S. Total
	S&P 500	Market
	Index	FA Index
R-Squared	0.99	0.99
Beta	0.98	0.97

Ten Largest Holdings (% of total net assets)
Apple Inc.	Technology
	Hardware, Storage &
	Peripherals	4.1%
Microsoft Corp.	Systems Software	2.9
Amazon.com Inc.	Internet & Direct
	Marketing Retail	2.3
Alphabet Inc. Class C	Internet Software &
	Services	1.6
Alphabet Inc. Class A	Internet Software &
	Services	1.6
Facebook Inc. Class A	Internet Software &
	Services	1.4
JPMorgan Chase & Co.	Diversified Banks	1.4
Johnson & Johnson	Pharmaceuticals	1.3
Bank of America Corp.	Diversified Banks	1.2
Merck & Co. Inc.	Pharmaceuticals	1.1
Top Ten		18.9%

The holdings listed exclude any temporary cash investments and equity index products.

1 The expense ratios shown are from the prospectus dated January 26, 2018, and represent estimated costs for the current fiscal year. For the six months ended March 31, 2018, the annualized expense ratios were 0.34% for Investor Shares and 0.23% for Admiral Shares.

Growth and Income Fund

Investment Focus

Growth and Income Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): September 30, 2007, Through March 31, 2018

Note: For 2018, performance data reflect the six months ended March 31, 2018.

Average Annual Total Returns: Periods Ended March 31, 2018
	Inception	One	Five	Ten
	Date	Year	Years	Years
Investor Shares	12/10/1986	13.82%	13.34%	9.06%
Admiral Shares	5/14/2001	13.95	13.47	9.19

See Financial Highlights for dividend and capital gains information.

Growth and Income Fund

Financial Statements (unaudited)

Statement of Net Assets
As of March 31, 2018

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (97.0%)[1]
Consumer Discretionary (11.8%)
*	Amazon.com Inc.	167,952	243,084
	Home Depot Inc.	586,183	104,481
	Comcast Corp. Class A	2,093,229	71,526
	McDonald’s Corp.	345,742	54,067
*	Booking Holdings Inc.	24,034	50,000
	Yum! Brands Inc.	452,625	38,532
	Lowe’s Cos. Inc.	414,574	36,379
	Ross Stores Inc.	410,587	32,018
*	Netflix Inc.	107,243	31,674
	TJX Cos. Inc.	362,920	29,600
	Kohl’s Corp.	437,983	28,692
	Best Buy Co. Inc.	407,215	28,501
*	Dollar Tree Inc.	289,112	27,437
*	Michael Kors Holdings
	Ltd.	399,124	24,778
	Hilton Worldwide
	Holdings Inc.	310,107	24,424
	H&R Block Inc.	852,398	21,659
	Wynn Resorts Ltd.	118,532	21,615
	Time Warner Inc.	224,255	21,210
	BorgWarner Inc.	365,308	18,349
	Marriott International
	Inc. Class A	133,660	18,175
	Ralph Lauren Corp.
	Class A	157,640	17,624
	News Corp. Class A	1,100,803	17,393
*	Charter Communications
	Inc. Class A	49,143	15,294
	Walt Disney Co.	125,559	12,611
	Carnival Corp.	186,870	12,255
	Aptiv plc	135,000	11,471
	PVH Corp.	74,996	11,357
	Ford Motor Co.	1,008,473	11,174
	News Corp. Class B	657,785	10,590
	Darden Restaurants Inc.	123,068	10,492
	DR Horton Inc.	232,794	10,206

*,^	Discovery Communications
	Inc. Class A	460,906	9,877
	Wyndham Worldwide
	Corp.	85,596	9,795
*	DISH Network Corp.
	Class A	250,519	9,492
	Royal Caribbean Cruises
	Ltd.	75,366	8,874
	Expedia Group Inc.	74,890	8,269
*	LKQ Corp.	207,524	7,876
*	O’Reilly Automotive Inc.	29,787	7,369
	L Brands Inc.	167,820	6,412
	Target Corp.	91,016	6,319
	Tiffany & Co.	61,253	5,982
	Goodyear Tire & Rubber
	Co.	218,200	5,800
	Foot Locker Inc.	122,070	5,559
	VF Corp.	56,400	4,180
	Starbucks Corp.	68,693	3,977
	Viacom Inc. Class B	121,750	3,782
	Tapestry Inc.	67,245	3,538
	Macy’s Inc.	109,990	3,271
*	Mohawk Industries Inc.	10,300	2,392
^	Signet Jewelers Ltd.	60,812	2,342
*	Ulta Beauty Inc.	10,967	2,240
*	TripAdvisor Inc.	49,900	2,040
	Dollar General Corp.	20,930	1,958
*	Michaels Cos. Inc.	98,700	1,945
*	Liberty Media Corp-Liberty
	SiriusXM Class C	43,900	1,793
*	Discovery Communications
	Inc.	89,950	1,756
	Advance Auto Parts Inc.	13,400	1,589
*	Adtalem Global Education
	Inc.	33,100	1,574
*	Crocs Inc.	93,400	1,518
	Graham Holdings Co.
	Class B	2,457	1,480
	Delphi Technologies plc	31,022	1,478

Growth and Income Fund

			Market
			Value•
		Shares	($000)
	PulteGroup Inc.	49,198	1,451
	Dick’s Sporting Goods Inc.	40,500	1,419
	Las Vegas Sands Corp.	19,400	1,395
	CBS Corp. Class B	27,120	1,394
*	Burlington Stores Inc.	9,800	1,305
*	ServiceMaster Global
	Holdings Inc.	21,300	1,083
	Carter’s Inc.	10,200	1,062
*	Liberty Media Corp-Liberty
	SiriusXM Class A	25,800	1,060
	Restaurant Brands
	International Inc.	18,500	1,053
	La-Z-Boy Inc.	35,000	1,048
	Hyatt Hotels Corp.
	Class A	13,100	999
	Omnicom Group Inc.	12,279	892
*	Sleep Number Corp.	24,100	847
*	Express Inc.	117,000	838
	Lennar Corp. Class A	13,600	802
*	Hibbett Sports Inc.	31,100	745
^	Sirius XM Holdings Inc.	116,200	725
	Brinker International Inc.	16,800	606
*	Visteon Corp.	5,500	606
	Garmin Ltd.	9,500	560
*	Sally Beauty Holdings Inc.	31,600	520
*	Hilton Grand Vacations Inc.	11,900	512
	Nordstrom Inc.	10,400	503
	Newell Brands Inc.	19,034	485
	International Game
	Technology plc	18,100	484
	Pier 1 Imports Inc.	148,500	478
	Yum China Holdings Inc.	11,362	471
	Gap Inc.	15,104	471
*	Liberty Expedia Holdings
	Inc. Class A	11,000	432
*	Groupon Inc. Class A	95,400	414
	Big Lots Inc.	9,507	414
^	GameStop Corp. Class A	31,300	395
	Lions Gate Entertainment
	Corp. Class A	14,500	375
*	Fossil Group Inc.	29,200	371
	Gentex Corp.	14,000	322
	Bloomin’ Brands Inc.	12,800	311
*	Urban Outfitters Inc.	6,900	255
*	Wayfair Inc.	3,700	250
	Finish Line Inc. Class A	18,100	245
*	Ferrari NV	1,900	229
	Cable One Inc.	305	210
*	GCI Liberty Inc. Class A	3,900	206
	MGM Resorts International	4,700	165
	Tailored Brands Inc.	6,500	163
*	Liberty TripAdvisor
	Holdings Inc. Class A	11,100	119
	Aaron’s Inc.	2,400	112

	Genuine Parts Co.	1,200	108
^	Big 5 Sporting Goods Corp.	12,623	91
	Adient plc	1,500	90
	Service Corp. International	2,131	80
	Gannett Co. Inc.	8,050	80
	Brunswick Corp.	1,200	71
*	Kirkland’s Inc.	6,800	66
*	Pinnacle Entertainment Inc.	2,100	63
*	Altice USA Inc. Class A	2,300	42
*	Liberty Global plc Class A	1,280	40
*	MDC Partners Inc. Class A	5,400	39
*	Horizon Global Corp.	4,300	35
*	Taylor Morrison Home Corp.
	Class A	1,500	35
*	Shutterfly Inc.	419	34
*	Liberty Interactive Corp.
	QVC Group Class A	1,300	33
*	Sotheby’s	600	31
	Tenneco Inc.	501	27
*	La Quinta Holdings Inc.	1,300	25
	Entravision Communications
	Corp. Class A	5,200	24
	American Eagle
	Outfitters Inc.	1,100	22
	Bassett Furniture
	Industries Inc.	689	21
	New Media Investment
	Group Inc.	1,200	21
	Ethan Allen Interiors Inc.	800	18
	Dunkin’ Brands Group Inc.	300	18
*	Nautilus Inc.	1,300	17
	Toll Brothers Inc.	400	17
	Tile Shop Holdings Inc.	2,800	17
	Libbey Inc.	3,300	16
*	Biglari Holdings Inc.	34	14
*,^	Iconix Brand Group Inc.	12,400	14
*	Modine Manufacturing Co.	605	13
*	Monarch Casino & Resort
	Inc.	300	13
	Ruth’s Hospitality Group Inc.	500	12
*	Lumber Liquidators
	Holdings Inc.	500	12
*	Vitamin Shoppe Inc.	2,000	9
*	American Public
	Education Inc.	200	9
*	Bojangles’ Inc.	400	6
*	GoPro Inc. Class A	900	4
*	WideOpenWest Inc.	600	4
	Cato Corp. Class A	271	4
	Aramark	100	4
*	Overstock.com Inc.	100	4
*	Liberty Global plc	100	3
			1,231,253

Growth and Income Fund

			Market
			Value•
		Shares	($000)
Consumer Staples (7.1%)
	PepsiCo Inc.	848,596	92,624
	Walmart Inc.	838,051	74,561
	Procter & Gamble Co.	792,639	62,840
	CVS Health Corp.	765,497	47,622
	Constellation Brands Inc.
	Class A	177,462	40,447
	Costco Wholesale Corp.	211,597	39,871
	Philip Morris International
	Inc.	371,828	36,960
	Coca-Cola Co.	797,245	34,624
	Estee Lauder Cos. Inc.
	Class A	218,378	32,696
	Conagra Brands Inc.	865,411	31,916
	Walgreens Boots Alliance
	Inc.	400,300	26,208
	Colgate-Palmolive Co.	361,559	25,917
	Altria Group Inc.	400,684	24,971
*	Monster Beverage Corp.	394,123	22,548
	Clorox Co.	165,720	22,059
	Mondelez International
	Inc. Class A	502,049	20,951
	Kraft Heinz Co.	324,438	20,209
	Kimberly-Clark Corp.	177,910	19,593
	Hershey Co.	179,393	17,753
	Tyson Foods Inc. Class A	193,856	14,188
	Molson Coors Brewing
	Co. Class B	103,802	7,819
	Coty Inc. Class A	394,090	7,212
*	US Foods Holding Corp.	98,000	3,211
	Dr Pepper Snapple Group
	Inc.	26,126	3,093
	Archer-Daniels-Midland Co.	50,175	2,176
	Lamb Weston Holdings Inc.	33,900	1,974
	Church & Dwight Co. Inc.	36,930	1,860
	Kroger Co.	64,330	1,540
	Sysco Corp.	18,222	1,093
*	TreeHouse Foods Inc.	11,599	444
*	Post Holdings Inc.	5,700	432
	Casey’s General Stores Inc.	2,800	307
*	Boston Beer Co. Inc.
	Class A	400	76
*	Sprouts Farmers Market
	Inc.	3,000	70
*	Pilgrim’s Pride Corp.	2,318	57
*	Avon Products Inc.	14,500	41
*	USANA Health Sciences
	Inc.	400	34
	Nu Skin Enterprises Inc.
	Class A	400	30
*	Central Garden & Pet Co.
	Class A	700	28
*	Nomad Foods Ltd.	1,400	22
	Dean Foods Co.	1,300	11

*	Adecoagro SA	1,252	9
	Coca-Cola European
	Partners plc	100	4
			740,101
Energy (5.7%)
	Chevron Corp.	744,479	84,900
	Exxon Mobil Corp.	997,316	74,410
	Phillips 66	593,068	56,887
	ConocoPhillips	942,147	55,860
	Marathon Petroleum
	Corp.	737,539	53,921
	Valero Energy Corp.	432,463	40,120
	Occidental Petroleum
	Corp.	553,410	35,950
	Marathon Oil Corp.	1,655,062	26,696
	Anadarko Petroleum
	Corp.	432,791	26,145
	Cabot Oil & Gas Corp.	761,706	18,266
	ONEOK Inc.	298,260	16,977
	Halliburton Co.	337,170	15,827
	EOG Resources Inc.	133,000	14,001
	Kinder Morgan Inc.	741,300	11,164
	Schlumberger Ltd.	137,500	8,907
	Baker Hughes a GE Co.	320,400	8,898
	Cimarex Energy Co.	82,576	7,721
	Williams Cos. Inc.	246,400	6,125
*	Newfield Exploration Co.	193,900	4,735
	Apache Corp.	99,925	3,845
	EQT Corp.	80,360	3,818
	Pioneer Natural
	Resources Co.	18,572	3,190
	Andeavor	24,700	2,484
*	Transocean Ltd.	205,900	2,038
*	Energen Corp.	26,100	1,641
	Peabody Energy Corp.	27,600	1,007
*	Superior Energy Services
	Inc.	112,500	948
*	QEP Resources Inc.	95,500	935
	Encana Corp.	75,600	832
*	Keane Group Inc.	38,000	562
	Murphy Oil Corp.	19,100	494
*	CNX Resources Corp.	28,700	443
*	Continental Resources Inc.	5,000	295
	Hess Corp.	4,400	223
	Oceaneering International
	Inc.	11,200	208
	Patterson-UTI Energy Inc.	9,600	168
*	W&T Offshore Inc.	34,039	151
*	CONSOL Energy Inc.	3,700	107
*	C&J Energy Services Inc.	4,000	103
*	Exterran Corp.	3,800	101
*	Laredo Petroleum Inc.	11,500	100
*	Bonanza Creek Energy Inc.	3,245	90
*	Oasis Petroleum Inc.	10,200	83

Growth and Income Fund

			Market
			Value•
		Shares	($000)
*	Rowan Cos. plc Class A	6,310	73
	Golar LNG Ltd.	2,410	66
*	Fairmount Santrol Holdings
	Inc.	14,200	60
*	Helix Energy Solutions
	Group Inc.	9,992	58
	World Fuel Services Corp.	2,000	49
	Bristow Group Inc.	3,500	45
*,^	California Resources Corp.	2,500	43
*	Southwestern Energy Co.	7,900	34
*	ProPetro Holding Corp.	2,021	32
	Plains GP Holdings LP
	Class A	1,300	28
	RPC Inc.	1,400	25
	Archrock Inc.	2,600	23
*	Matrix Service Co.	1,300	18
*	Ultra Petroleum Corp.	4,000	17
*	Earthstone Energy Inc.
	Class A	1,600	16
*	Denbury Resources Inc.	4,500	12
	Devon Energy Corp.	229	7
*	Kosmos Energy Ltd.	300	2
	Antero Midstream GP LP	100	2
			591,986
Financials (14.2%)
	JPMorgan Chase & Co.	1,280,379	140,803
	Bank of America Corp.	4,079,202	122,335
	Wells Fargo & Co.	1,914,968	100,363
*	Berkshire Hathaway Inc.
	Class B	461,924	92,145
	Citigroup Inc.	1,018,395	68,742
	CME Group Inc.	292,860	47,367
	BlackRock Inc.	75,643	40,977
	Progressive Corp.	660,861	40,266
	Fifth Third Bancorp	1,130,476	35,893
	T. Rowe Price Group Inc.	325,150	35,106
	Allstate Corp.	359,398	34,071
	S&P Global Inc.	178,300	34,066
	Bank of New York
	Mellon Corp.	659,133	33,965
	Aflac Inc.	756,914	33,123
	Intercontinental
	Exchange Inc.	404,095	29,305
	PNC Financial Services
	Group Inc.	186,382	28,188
	Unum Group	570,034	27,139
*	E*TRADE Financial Corp.	480,753	26,638
	State Street Corp.	243,314	24,266
	Capital One Financial
	Corp.	249,127	23,871
	Ameriprise Financial Inc.	160,702	23,774
	Synchrony Financial	675,260	22,641
	SunTrust Banks Inc.	327,390	22,276
	Comerica Inc.	227,860	21,859

Lincoln National Corp.	292,772	21,390
Citizens Financial Group
Inc.	508,000	21,326
Chubb Ltd.	149,272	20,416
Morgan Stanley	329,246	17,766
Franklin Resources Inc.	495,665	17,190
M&T Bank Corp.	92,863	17,120
Torchmark Corp.	203,333	17,115
Discover Financial
Services	219,035	15,755
Prudential Financial Inc.	129,859	13,447
Willis Towers Watson plc	85,500	13,012
People’s United Financial
Inc.	685,909	12,799
Moody’s Corp.	71,300	11,501
American International
Group Inc.	199,900	10,879
Everest Re Group Ltd.	40,859	10,493
Goldman Sachs Group Inc.	41,375	10,421
US Bancorp	190,926	9,642
Regions Financial Corp.	490,178	9,107
American Express Co.	91,787	8,562
Cboe Global Markets Inc.	75,031	8,561
Leucadia National Corp.	336,911	7,658
Nasdaq Inc.	82,700	7,130
Principal Financial
Group Inc.	113,089	6,888
Travelers Cos. Inc.	44,904	6,235
Affiliated Managers
Group Inc.	32,420	6,146
Invesco Ltd.	189,890	6,078
Hartford Financial
Services Group Inc.	98,900	5,095
XL Group Ltd.	86,800	4,797
Marsh & McLennan Cos.
Inc.	58,000	4,790
Huntington Bancshares
Inc.	299,982	4,530
Zions Bancorporation	83,720	4,415
Raymond James
Financial Inc.	49,260	4,404
First Horizon National
Corp.	200,310	3,772
Voya Financial Inc.	69,700	3,520
Navient Corp.	257,369	3,377
MetLife Inc.	61,290	2,813
First American Financial
Corp.	44,500	2,611
Arthur J Gallagher & Co.	35,655	2,451
Loews Corp.	48,680	2,421
FNF Group	57,100	2,285
Northern Trust Corp.	21,300	2,197
Assurant Inc.	23,280	2,128
Aon plc	11,234	1,576

Growth and Income Fund

			Market
			Value•
		Shares	($000)
	Cincinnati Financial Corp.	16,200	1,203
	Credicorp Ltd.	3,441	781
	Financial Engines Inc.	21,100	738
	American Equity Investment
	Life Holding Co.	24,900	731
	TCF Financial Corp.	25,100	572
*	Flagstar Bancorp Inc.	12,766	452
	Argo Group International
	Holdings Ltd.	5,135	295
	LPL Financial Holdings Inc.	4,000	244
	Ares Capital Corp.	13,500	214
	Beneficial Bancorp Inc.	13,200	205
	PacWest Bancorp	3,824	189
	Apollo Investment Corp.	33,306	174
*	eHealth Inc.	12,000	172
	Bank of NT Butterfield &
	Son Ltd.	3,800	171
	Synovus Financial Corp.	3,400	170
*	Arch Capital Group Ltd.	1,800	154
	Hanover Insurance Group
	Inc.	1,200	141
	Santander Consumer USA
	Holdings Inc.	8,300	135
	Primerica Inc.	1,300	126
	Great Western Bancorp Inc.	2,999	121
	BankUnited Inc.	3,000	120
	SEI Investments Co.	1,600	120
	East West Bancorp Inc.	1,800	113
	Reinsurance Group of
	America Inc. Class A	663	102
	KeyCorp	4,900	96
	Hilltop Holdings Inc.	3,800	89
*	BrightSphere Investment
	Group plc	5,500	87
	Meridian Bancorp Inc.	4,000	81
*	Brighthouse Financial Inc.	1,500	77
	TD Ameritrade Holding Corp.	1,300	77
	Umpqua Holdings Corp.	3,400	73
	Kearny Financial Corp.	5,381	70
*	Essent Group Ltd.	1,600	68
	Kemper Corp.	1,105	63
	Erie Indemnity Co. Class A	500	59
	First Financial Bancorp	1,786	52
	Preferred Bank	788	51
	First Midwest Bancorp Inc.	1,900	47
	Heritage Financial Corp.	1,488	46
	Washington Federal Inc.	1,222	42
	Walker & Dunlop Inc.	600	36
	Stifel Financial Corp.	600	36
*	Credit Acceptance Corp.	100	33
*	Green Dot Corp. Class A	483	31
	Federated Investors Inc.
	Class B	900	30
	Resource Capital Corp.	3,145	30

	Oaktree Specialty Lending
	Corp.	6,200	26
*	First BanCorp	4,300	26
	Old Republic International
	Corp.	1,200	26
	Home BancShares Inc.	1,100	25
	First Hawaiian Inc.	900	25
	Brookline Bancorp Inc.	1,500	24
*	World Acceptance Corp.	200	21
*	Bancorp Inc.	1,936	21
*	PHH Corp.	1,900	20
	Berkshire Hills Bancorp Inc.	500	19
	BGC Partners Inc. Class A	1,400	19
	Nelnet Inc. Class A	339	18
^	PennantPark Floating Rate
	Capital Ltd.	1,300	17
	Columbia Banking System
	Inc.	400	17
	MFA Financial Inc.	2,100	16
	Investment Technology
	Group Inc.	700	14
	Opus Bank	483	13
	PJT Partners Inc.	200	10
*	Athene Holding Ltd. Class A	200	10
	Maiden Holdings Ltd.	1,300	8
	MainSource Financial
	Group Inc.	200	8
	Newtek Business Services
	Corp.	400	7
	Garrison Capital Inc.	500	4
	Employers Holdings Inc.	100	4
*	Cowen Inc. Class A	300	4
	Assured Guaranty Ltd.	100	4
*	Donnelley Financial
	Solutions Inc.	200	3
	Banner Corp.	60	3
	OFG Bancorp	300	3
	THL Credit Inc.	207	2
			1,482,132
Health Care (13.4%)
	Johnson & Johnson	1,033,807	132,482
	Merck & Co. Inc.	2,075,889	113,074
	AbbVie Inc.	1,013,687	95,945
	Pfizer Inc.	2,456,089	87,167
	UnitedHealth Group Inc.	385,638	82,527
	Bristol-Myers Squibb Co.	1,299,483	82,192
	Eli Lilly & Co.	799,867	61,886
	Anthem Inc.	201,496	44,269
*	Vertex Pharmaceuticals
	Inc.	261,392	42,602
	Humana Inc.	156,404	42,046
	Agilent Technologies Inc.	532,370	35,616
*	Intuitive Surgical Inc.	82,327	33,987
	Zoetis Inc.	366,485	30,605

Growth and Income Fund

			Market
			Value•
		Shares	($000)
	Cigna Corp.	182,407	30,597
	Amgen Inc.	174,801	29,800
*	Align Technology Inc.	115,313	28,959
	Medtronic plc	342,532	27,478
*	Express Scripts Holding
	Co.	378,401	26,140
	AmerisourceBergen Corp.
	Class A	269,364	23,222
	Baxter International Inc.	351,162	22,840
*	Celgene Corp.	244,864	21,844
	Gilead Sciences Inc.	284,525	21,450
*	IQVIA Holdings Inc.	211,486	20,749
*	Centene Corp.	159,573	17,054
*	Edwards Lifesciences
	Corp.	121,670	16,975
*	Boston Scientific Corp.	600,123	16,395
*	Mettler-Toledo
	International Inc.	27,172	15,625
	Thermo Fisher Scientific
	Inc.	75,603	15,609
*	DaVita Inc.	218,720	14,422
	Becton Dickinson and Co.	54,073	11,718
*	Biogen Inc.	42,375	11,603
	Cooper Cos. Inc.	43,374	9,924
*	Mylan NV	232,310	9,564
	HCA Healthcare Inc.	97,580	9,465
*	IDEXX Laboratories Inc.	42,744	8,181
*	Waters Corp.	35,103	6,973
	Aetna Inc.	41,079	6,942
	Quest Diagnostics Inc.	67,860	6,806
	Zimmer Biomet Holdings
	Inc.	61,510	6,707
	Abbott Laboratories	111,151	6,660
*	Illumina Inc.	27,673	6,542
*	Regeneron
	Pharmaceuticals Inc.	17,921	6,171
	Universal Health Services
	Inc. Class B	49,700	5,885
	Danaher Corp.	59,634	5,839
	McKesson Corp.	40,082	5,646
*	Laboratory Corp. of
	America Holdings	27,200	4,400
*	Hologic Inc.	109,012	4,073
	ResMed Inc.	35,360	3,482
	Patterson Cos. Inc.	146,520	3,257
	Cardinal Health Inc.	51,420	3,223
*	Molina Healthcare Inc.	23,700	1,924
*	Alexion Pharmaceuticals
	Inc.	14,903	1,661
	Perrigo Co. plc	17,298	1,442
*	Myriad Genetics Inc.	45,300	1,339
	Bruker Corp.	40,800	1,221
*	Varian Medical Systems
	Inc.	9,770	1,198

*	Dynavax Technologies
	Corp.	57,400	1,139
*	Portola Pharmaceuticals
	Inc.	34,300	1,120
*	Incyte Corp.	12,100	1,008
*	Insulet Corp.	10,500	910
*	Puma Biotechnology Inc.	12,500	851
*	MyoKardia Inc.	16,900	825
*	LivaNova plc	7,600	673
*	AMAG Pharmaceuticals
	Inc.	30,771	620
*	Masimo Corp.	7,000	616
	Dentsply Sirona Inc.	11,400	574
*	WellCare Health Plans Inc.	2,900	562
*	Depomed Inc.	81,100	534
*,^	MannKind Corp.	225,800	515
*	Momenta
	Pharmaceuticals Inc.	23,900	434
*,^	Sorrento Therapeutics Inc.	70,600	364
*	Spark Therapeutics Inc.	5,300	353
*	Amicus Therapeutics Inc.	19,600	295
*	United Therapeutics Corp.	2,500	281
*	Charles River Laboratories
	International Inc.	2,500	267
*	Neurocrine Biosciences Inc.	3,000	249
*	Clovis Oncology Inc.	4,600	243
*	Madrigal Pharmaceuticals
	Inc.	2,000	234
*	Editas Medicine Inc.	6,800	225
*	Allscripts Healthcare
	Solutions Inc.	18,100	224
*	Heron Therapeutics Inc.	8,012	221
*,^	Arrowhead
	Pharmaceuticals Inc.	27,300	197
*	Ophthotech Corp.	66,680	183
*	PTC Therapeutics Inc.	6,300	170
*	Horizon Pharma plc	11,300	160
*	Community Health
	Systems Inc.	33,700	133
*	QIAGEN NV	4,082	132
*	Triple-S Management Corp.
	Class B	4,400	115
*	HMS Holdings Corp.	6,800	115
*	Eagle Pharmaceuticals Inc.	1,900	100
*	Tivity Health Inc.	2,500	99
*	OraSure Technologies Inc.	5,800	98
*	Endocyte Inc.	10,700	97
*	Sangamo Therapeutics Inc.	5,000	95
*	Agenus Inc.	19,800	93
*	Rocket Pharmaceuticals Inc.	4,600	86
*	Mallinckrodt plc	5,900	85
*	ImmunoGen Inc.	8,100	85
*	Varex Imaging Corp.	2,100	75
*,^	Rockwell Medical Inc.	12,854	67

Growth and Income Fund

			Market
			Value•
		Shares	($000)
*	Exelixis Inc.	2,900	64
*	Premier Inc. Class A	1,700	53
*	AngioDynamics Inc.	2,600	45
*	Rigel Pharmaceuticals Inc.	12,565	44
*	Quidel Corp.	800	41
*	Select Medical Holdings
	Corp.	2,200	38
*	CytomX Therapeutics Inc.	1,129	32
*	Syneos Health Inc.	900	32
*	Taro Pharmaceutical
	Industries Ltd.	300	30
*	Endo International plc	4,600	27
*,^	Aurinia Pharmaceuticals Inc.	5,200	27
	Encompass Health Corp.	400	23
*	Valeant Pharmaceuticals
	International Inc.	1,300	21
*	Stemline Therapeutics Inc.	1,122	17
*	Novus Therapeutics Inc.	3,477	17
*	uniQure NV	700	16
	Meridian Bioscience Inc.	1,000	14
*	Spectrum Pharmaceuticals
	Inc.	700	11
*	Flexion Therapeutics Inc.	500	11
*	Otonomy Inc.	2,600	11
*	Catalyst Pharmaceuticals
	Inc.	4,544	11
*	Nektar Therapeutics
	Class A	100	11
*	Immunomedics Inc.	700	10
*	Innoviva Inc.	600	10
*	Enzo Biochem Inc.	1,760	10
*	BioCryst Pharmaceuticals
	Inc.	2,000	10
*	Chimerix Inc.	1,834	10
*	Accelerate Diagnostics Inc.	400	9
*	BioScrip Inc.	3,700	9
*	BioMarin Pharmaceutical Inc.	100	8
*	Diplomat Pharmacy Inc.	402	8
*	Enanta Pharmaceuticals Inc.	100	8
*	Haemonetics Corp.	100	7
*	Advaxis Inc.	4,000	7
*	ACADIA Pharmaceuticals
	Inc.	300	7
*	Vanda Pharmaceuticals Inc.	400	7
*	Arbutus Biopharma Corp.	1,300	6
*	Adverum Biotechnologies
	Inc.	1,100	6
*	Acorda Therapeutics Inc.	200	5
*	Civitas Solutions Inc.	300	5
*	Edge Therapeutics Inc.	3,500	4
*	Brookdale Senior Living Inc.	600	4
*	RTI Surgical Inc.	802	4
*	Radius Health Inc.	100	4
*	Medpace Holdings Inc.	100	3

*	Intrexon Corp.	200	3
*	Quality Systems Inc.	200	3
*	AcelRx Pharmaceuticals Inc.	1,100	2
*	Concert Pharmaceuticals Inc.	100	2
*	Celldex Therapeutics Inc.	900	2
*	OvaScience Inc.	2,518	2
*,^	AquaBounty Technologies
	Inc.	371	1
			1,401,697
Industrials (10.2%)
	Boeing Co.	333,053	109,201
	Lockheed Martin Corp.	155,289	52,477
	Caterpillar Inc.	341,301	50,301
	Waste Management Inc.	597,334	50,248
	Raytheon Co.	191,291	41,284
	3M Co.	184,841	40,576
	Honeywell International
	Inc.	256,135	37,014
	Cummins Inc.	209,271	33,921
	Pentair plc	480,509	32,737
	Norfolk Southern Corp.	239,602	32,533
	Southwest Airlines Co.	566,086	32,425
	American Airlines Group
	Inc.	505,476	26,265
*	United Rentals Inc.	141,658	24,469
	Harris Corp.	150,957	24,346
	Fortive Corp.	306,370	23,750
	Ingersoll-Rand plc	253,318	21,661
	Dover Corp.	218,000	21,412
	CSX Corp.	369,938	20,609
	Kansas City Southern	184,445	20,261
	Eaton Corp. plc	245,028	19,580
	PACCAR Inc.	294,539	19,490
	Cintas Corp.	102,600	17,502
	General Dynamics Corp.	71,104	15,707
	KAR Auction Services
	Inc.	278,664	15,104
	Masco Corp.	369,100	14,926
	Deere & Co.	95,471	14,829
	Emerson Electric Co.	210,526	14,379
	WW Grainger Inc.	47,677	13,458
	Northrop Grumman Corp.	38,165	13,324
	AMETEK Inc.	175,140	13,305
	Spirit AeroSystems
	Holdings Inc. Class A	151,300	12,664
	Expeditors International
	of Washington Inc.	190,320	12,047
	Rockwell Automation Inc.	63,607	11,080
	United Technologies Corp.	83,354	10,488
	Fluor Corp.	175,617	10,049
	Illinois Tool Works Inc.	58,508	9,166
	United Parcel Service Inc.
	Class B	85,952	8,996

Growth and Income Fund

			Market
			Value•
		Shares	($000)
	Fortune Brands Home &
	Security Inc.	127,900	7,532
	Dun & Bradstreet Corp.	62,340	7,294
	TransDigm Group Inc.	23,099	7,090
	Jacobs Engineering Group
	Inc.	116,600	6,897
	Roper Technologies Inc.	23,344	6,552
	Allegion plc	75,559	6,444
	Republic Services Inc.
	Class A	96,936	6,420
	Allison Transmission
	Holdings Inc.	163,600	6,390
	JB Hunt Transport
	Services Inc.	50,903	5,963
	CH Robinson Worldwide
	Inc.	63,520	5,952
	Delta Air Lines Inc.	104,315	5,718
	General Electric Co.	344,589	4,645
	Canadian Pacific Railway
	Ltd.	26,000	4,589
*	Quanta Services Inc.	129,936	4,463
	Old Dominion Freight
	Line Inc.	20,800	3,057
	Stanley Black & Decker
	Inc.	19,379	2,969
	Owens Corning	36,900	2,967
	Parker-Hannifin Corp.	13,010	2,225
	Equifax Inc.	18,675	2,200
	Robert Half International
	Inc.	36,960	2,140
*	HD Supply Holdings Inc.	51,900	1,969
	Alaska Air Group Inc.	30,400	1,884
	Arconic Inc.	56,200	1,295
*	XPO Logistics Inc.	12,500	1,273
	Pitney Bowes Inc.	115,900	1,262
*	United Continental
	Holdings Inc.	18,000	1,250
*	MRC Global Inc.	53,200	875
*	Stericycle Inc.	13,300	778
*	Continental Building
	Products Inc.	24,900	711
	Xylem Inc.	8,500	654
*	Moog Inc. Class A	7,800	643
	RPX Corp.	54,900	587
*	AECOM	15,700	559
	Hubbell Inc. Class B	4,200	511
*	AerCap Holdings NV	8,900	451
	Insperity Inc.	6,400	445
	Trinity Industries Inc.	12,800	418
*	Armstrong World
	Industries Inc.	7,300	411
	BWX Technologies Inc.	5,500	349
*	Hertz Global Holdings Inc.	17,600	349
	KBR Inc.	20,300	329

	Carlisle Cos. Inc.	3,100	324
	Graco Inc.	6,600	302
	Timken Co.	6,600	301
*	Colfax Corp.	9,200	293
	Brady Corp. Class A	6,900	256
*	TransUnion	4,300	244
*	JetBlue Airways Corp.	11,100	226
*	TriNet Group Inc.	3,600	167
*	Civeo Corp.	43,700	165
	EnerSys	2,300	160
*	SPX FLOW Inc.	2,800	138
*	Navigant Consulting Inc.	7,100	137
	ArcBest Corp.	4,100	131
*	WESCO International Inc.	1,900	118
	Quad/Graphics Inc.	4,400	112
*	Rexnord Corp.	3,400	101
*	Masonite International Corp.	1,600	98
	Landstar System Inc.	800	88
	Spartan Motors Inc.	5,100	88
	Chicago Bridge & Iron Co.
	NV	6,000	86
*	FTI Consulting Inc.	1,700	82
*	TrueBlue Inc.	2,900	75
*	Univar Inc.	2,600	72
	Federal Signal Corp.	3,100	68
	Copa Holdings SA Class A	500	64
*	Mistras Group Inc.	3,189	60
*	LB Foster Co. Class A	2,557	60
	Greenbrier Cos. Inc.	1,100	55
	H&E Equipment Services
	Inc.	1,400	54
*	SPX Corp.	1,600	52
*	NCI Building Systems Inc.	2,600	46
*	USA Truck Inc.	1,800	46
	Oshkosh Corp.	530	41
	Albany International Corp.	600	38
*	USG Corp.	900	36
*	KLX Inc.	500	36
*	Huron Consulting Group Inc.	899	34
	Hillenbrand Inc.	737	34
	LSC Communications Inc.	1,800	31
*	GMS Inc.	1,000	31
*	YRC Worldwide Inc.	3,300	29
*	Armstrong Flooring Inc.	2,060	28
	ACCO Brands Corp.	2,200	28
*	Babcock & Wilcox
	Enterprises Inc.	6,100	27
*	Sparton Corp.	1,500	26
*	Rush Enterprises Inc.
	Class A	600	26
*	ARC Document Solutions
	Inc.	11,400	25
*	Harsco Corp.	1,200	25

Growth and Income Fund

			Market
			Value•
		Shares	($000)
	Global Brass & Copper
	Holdings Inc.	700	23
	Matson Inc.	800	23
	Donaldson Co. Inc.	500	23
*	Textainer Group Holdings Ltd.	1,000	17
*	Builders FirstSource Inc.	800	16
	Triumph Group Inc.	600	15
*	Saia Inc.	200	15
	Caesarstone Ltd.	595	12
	Universal Forest Products Inc.	300	10
*	Aerojet Rocketdyne
	Holdings Inc.	300	8
	Werner Enterprises Inc.	221	8
*	Kirby Corp.	100	8
*	DXP Enterprises Inc.	157	6
	CRA International Inc.	100	5
	Crane Co.	52	5
	Essendant Inc.	600	5
*	CAI International Inc.	200	4
*	Milacron Holdings Corp.	208	4
	CECO Environmental Corp.	780	3
*	Gibraltar Industries Inc.	100	3
	Heidrick & Struggles
	International Inc.	100	3
*	Vicor Corp.	100	3
*	Echo Global Logistics Inc.	100	3
	Covanta Holding Corp.	100	1
	Steelcase Inc. Class A	100	1
			1,065,082
Information Technology (25.9%)
	Apple Inc.	2,537,476	425,738
	Microsoft Corp.	3,312,548	302,336
*	Alphabet Inc. Class C	160,463	165,564
*	Alphabet Inc. Class A	158,042	163,912
*	Facebook Inc. Class A	900,710	143,924
	NVIDIA Corp.	412,302	95,485
	Visa Inc. Class A	777,627	93,020
	Mastercard Inc. Class A	502,486	88,015
	Intel Corp.	1,513,889	78,843
	Cisco Systems Inc.	1,682,629	72,168
	Applied Materials Inc.	992,563	55,196
*	Adobe Systems Inc.	244,253	52,778
	International Business
	Machines Corp.	325,255	49,904
	QUALCOMM Inc.	808,698	44,810
	HP Inc.	2,035,626	44,621
	Western Digital Corp.	449,280	41,455
	Accenture plc Class A	264,136	40,545
	DXC Technology Co.	393,141	39,522
*	VeriSign Inc.	327,290	38,803
	Intuit Inc.	214,001	37,097
*	Electronic Arts Inc.	295,982	35,885

	Fidelity National
	Information
	Services Inc.	368,646	35,501
	NetApp Inc.	560,308	34,565
	Broadcom Ltd.	127,937	30,148
	Oracle Corp.	656,453	30,033
	Total System
	Services Inc.	333,309	28,751
*	Cadence Design
	Systems Inc.	701,058	25,778
*	Red Hat Inc.	167,202	24,998
*	salesforce.com Inc.	186,082	21,641
	Cognizant Technology
	Solutions Corp. Class A	260,260	20,951
	KLA-Tencor Corp.	185,248	20,194
	Activision Blizzard Inc.	290,720	19,612
*	Micron Technology Inc.	367,473	19,160
*	Citrix Systems Inc.	205,665	19,086
*	eBay Inc.	474,020	19,075
	Motorola Solutions Inc.	176,185	18,552
	Lam Research Corp.	86,558	17,585
*,^	Advanced Micro
	Devices Inc.	1,604,799	16,128
*	Synopsys Inc.	187,513	15,609
	Juniper Networks Inc.	519,805	12,647
	Analog Devices Inc.	132,864	12,108
*	F5 Networks Inc.	83,186	12,030
	Western Union Co.	550,609	10,588
*	PayPal Holdings Inc.	136,429	10,351
	CA Inc.	305,130	10,344
	Paychex Inc.	165,132	10,170
	Seagate Technology plc	167,304	9,791
	Texas Instruments Inc.	94,076	9,774
	Xilinx Inc.	127,120	9,183
*	Take-Two Interactive
	Software Inc.	83,800	8,194
*	CoreLogic Inc.	127,730	5,777
*	ANSYS Inc.	31,978	5,011
*	Autodesk Inc.	28,900	3,629
*,^	VMware Inc. Class A	26,000	3,153
	Skyworks Solutions Inc.	31,445	3,153
*	Fiserv Inc.	43,062	3,071
	Versum Materials Inc.	81,193	3,055
	Symantec Corp.	101,613	2,627
	FLIR Systems Inc.	49,100	2,455
*	BlackBerry Ltd.	188,000	2,162
	Amphenol Corp. Class A	21,493	1,851
*	Palo Alto Networks Inc.	9,700	1,761
*	Zynga Inc. Class A	467,800	1,712
*	IPG Photonics Corp.	7,184	1,677
*	First Data Corp. Class A	93,100	1,490
*	IAC/InterActiveCorp	8,800	1,376
*	Flex Ltd.	76,485	1,249
	LogMeIn Inc.	8,900	1,028

Growth and Income Fund

			Market
			Value•
		Shares	($000)
	InterDigital Inc.	13,900	1,023
*	Black Knight Inc.	21,300	1,003
	CSRA Inc.	24,200	998
*	Yelp Inc. Class A	20,569	859
	Sabre Corp.	38,900	834
*	NCR Corp.	25,500	804
*	Kulicke & Soffa Industries
	Inc.	27,900	698
	Avnet Inc.	15,100	631
*	CommVault Systems Inc.	10,592	606
*	NetScout Systems Inc.	22,300	588
*	ARRIS International plc	20,000	531
*	MicroStrategy Inc. Class A	3,307	427
*	Cirrus Logic Inc.	10,300	418
*	Dell Technologies Inc.
	Class V	5,600	410
*	CommScope Holding
	Co. Inc.	9,700	388
*	Conduent Inc.	19,400	362
	Amdocs Ltd.	5,100	340
*	Manhattan Associates Inc.	7,400	310
	Travelport Worldwide Ltd.	18,500	302
*	Tower Semiconductor Ltd.	9,700	261
*	Synaptics Inc.	5,400	247
*	Sanmina Corp.	9,100	238
*	Cornerstone OnDemand Inc.	6,023	236
	Maxim Integrated
	Products Inc.	3,900	235
*	InterXion Holding NV	3,700	230
*	Cree Inc.	5,700	230
	Teradyne Inc.	5,000	229
*	Tech Data Corp.	2,640	225
*	Nuance Communications
	Inc.	12,700	200
*	First Solar Inc.	2,800	199
	Xperi Corp.	9,200	195
	Convergys Corp.	8,600	195
*	Atlassian Corp. plc Class A	3,600	194
*	Fortinet Inc.	3,600	193
	Dolby Laboratories Inc.
	Class A	2,900	184
	Leidos Holdings Inc.	2,600	170
	Genpact Ltd.	5,200	166
*	Trimble Inc.	4,400	158
*	Rambus Inc.	10,500	141
*	Photronics Inc.	16,501	136
*	SINA Corp.	1,300	136
*	Shutterstock Inc.	2,800	135
*	SolarEdge Technologies Inc.	2,500	131
	NIC Inc.	8,300	110
*	Rudolph Technologies Inc.	3,900	108
*	Etsy Inc.	3,700	104
*	MoneyGram International
	Inc.	11,400	98

*	Glu Mobile Inc.	25,800	97
	Vishay Intertechnology Inc.	5,200	97
	Progress Software Corp.	2,400	92
*	TechTarget Inc.	4,200	83
*	Knowles Corp.	6,600	83
*	Lattice Semiconductor
	Corp.	13,800	77
*	Alpha & Omega
	Semiconductor Ltd.	3,900	60
	Cohu Inc.	2,600	59
	NVE Corp.	682	57
*	Teradata Corp.	1,400	56
*	Calix Inc.	8,061	55
*	EchoStar Corp. Class A	1,000	53
*	Web.com Group Inc.	2,600	47
*	KEMET Corp.	2,400	43
*	Hortonworks Inc.	2,100	43
*	FleetCor Technologies Inc.	200	40
*	Euronet Worldwide Inc.	500	39
*	Fitbit Inc. Class A	7,700	39
*	Net 1 UEPS
	Technologies Inc.	4,100	39
*	XO Group Inc.	1,821	38
*	Ubiquiti Networks Inc.	500	34
*	Blucora Inc.	1,200	30
*	Zix Corp.	6,500	28
*	Celestica Inc.	2,600	27
*	ViaSat Inc.	400	26
*	Ciena Corp.	1,000	26
*	SPS Commerce Inc.	400	26
*	QuinStreet Inc.	2,000	26
*	Amkor Technology Inc.	2,400	24
	Science Applications
	International Corp.	300	24
*	A10 Networks Inc.	4,045	24
*	Rubicon Project Inc.	13,000	23
*	Sykes Enterprises Inc.	800	23
	Systemax Inc.	771	22
*	8x8 Inc.	1,100	20
*	FireEye Inc.	1,200	20
*	CommerceHub Inc. Class A	850	19
*	Orbotech Ltd.	300	19
*	DHI Group Inc.	11,400	18
*	Endurance International
	Group Holdings Inc.	2,413	18
*	VirnetX Holding Corp.	3,500	14
	EVERTEC Inc.	800	13
*	Aerohive Networks Inc.	3,000	12
*	Ribbon Communications Inc.	2,091	11
	Daktronics Inc.	1,200	11
*	Match Group Inc.	200	9
*	TrueCar Inc.	903	9
*	Cision Ltd.	733	8
	Hackett Group Inc.	500	8

Growth and Income Fund

			Market
			Value•
		Shares	($000)
*	Mellanox Technologies Ltd.	100	7
*	CommerceHub Inc.	300	7
*	Care.com Inc.	400	6
	TE Connectivity Ltd.	65	6
	CDK Global Inc.	100	6
*	GoDaddy Inc. Class A	100	6
*	Everi Holdings Inc.	700	5
*	Extreme Networks Inc.	300	3
			2,706,836
Materials (2.6%)
*	Freeport-McMoRan Inc.	2,170,102	38,129
	Air Products &
	Chemicals Inc.	196,779	31,294
	LyondellBasell Industries
	NV Class A	271,293	28,670
	Packaging Corp. of
	America	162,208	18,281
	CF Industries
	Holdings Inc.	447,991	16,903
	FMC Corp.	214,787	16,446
	Praxair Inc.	110,243	15,908
	WestRock Co.	194,585	12,487
	DowDuPont Inc.	192,826	12,285
	Sealed Air Corp.	274,235	11,735
*	Owens-Illinois Inc.	525,762	11,388
	Avery Dennison Corp.	93,048	9,886
	Eastman Chemical Co.	72,280	7,631
	Sherwin-Williams Co.	14,053	5,510
	Albemarle Corp.	55,704	5,166
	Newmont Mining Corp.	131,951	5,155
	PPG Industries Inc.	42,764	4,772
	Graphic Packaging
	Holding Co.	310,100	4,760
	Chemours Co.	69,700	3,395
	Nucor Corp.	53,645	3,277
	Celanese Corp. Class A	25,100	2,515
	Methanex Corp.	31,488	1,910
	Huntsman Corp.	37,700	1,103
*	Berry Global Group Inc.	20,000	1,096
	Reliance Steel &
	Aluminum Co.	12,284	1,053
*	Alcoa Corp.	21,300	958
*	Allegheny
	Technologies Inc.	40,400	957
*	Cleveland-Cliffs Inc.	89,427	622
	Steel Dynamics Inc.	13,600	601
	Monsanto Co.	4,708	549
	WR Grace & Co.	8,800	539
*	Ferroglobe plc	41,400	444
*	Crown Holdings Inc.	7,500	381
*	Coeur Mining Inc.	38,600	309
	Valvoline Inc.	10,900	241
*	SunCoke Energy Inc.	13,500	145
	Louisiana-Pacific Corp.	5,000	144

*	Constellium NV Class A	13,100	142
	Ecolab Inc.	1,000	137
	Mercer International Inc.	7,600	95
*	AdvanSix Inc.	2,714	94
*	Flotek Industries Inc.	15,300	93
	Domtar Corp.	1,200	51
*	Century Aluminum Co.	2,700	45
*	TimkenSteel Corp.	1,800	27
^	Israel Chemicals Ltd.	4,934	21
	Orion Engineered Carbons
	SA	700	19
*	Ryerson Holding Corp.	1,900	16
	Barrick Gold Corp.	401	5
	Worthington Industries Inc.	100	4
	Schweitzer-Mauduit
	International Inc.	100	4
	Core Molding
	Technologies Inc.	200	4
*,2	Ferroglobe R&W Trust	48,731	—
			277,402
Other (0.2%)
	SPDR S&P 500 ETF Trust	62,500	16,447
*,2	Babcock & Wilcox
	Enterprises Inc. Rights
	Exp. 04/10/2018	5,000	9
*	Rizzoli Corriere Della Sera
	Mediagroup SPA	2,001	3
*,2	Safeway Inc. CVR (PDC)
	Exp. 01/30/2019	75,810	—
*,2	Biosante Pharmaceutical
	Inc. CVR	4,189	—
			16,459
Real Estate (2.1%)
*	SBA Communications
	Corp. Class A	283,674	48,486
	American Tower Corp.	236,172	34,325
	Host Hotels & Resorts
	Inc.	936,670	17,460
	Weyerhaeuser Co.	454,031	15,891
	Prologis Inc.	238,758	15,039
*	CBRE Group Inc. Class A	263,666	12,450
	Equity Residential	169,100	10,420
	HCP Inc.	447,996	10,407
	Realogy Holdings Corp.	343,064	9,359
	Apartment Investment
	& Management Co.	191,900	7,820
	Duke Realty Corp.	222,200	5,884
	Simon Property Group Inc.	36,947	5,703
	Public Storage	21,898	4,388
	Extra Space Storage Inc.	45,042	3,935
	AvalonBay Communities
	Inc.	19,796	3,256
	Ventas Inc.	51,699	2,561

Growth and Income Fund

			Market
			Value•
		Shares	($000)
	Crown Castle International
	Corp.	20,914	2,292
	SL Green Realty Corp.	18,700	1,811
	Brixmor Property Group
	Inc.	98,000	1,495
	Sun Communities Inc.	13,100	1,197
	CoreCivic Inc.	52,000	1,015
	Liberty Property Trust	22,803	906
	Spirit Realty Capital Inc.	111,400	864
*	Equity Commonwealth	22,204	681
	American Homes 4 Rent
	Class A	27,200	546
	Equity LifeStyle
	Properties Inc.	5,800	509
	Kimco Realty Corp.	17,731	255
	Park Hotels & Resorts Inc.	9,200	249
	InfraREIT Inc.	8,100	157
	Outfront Media Inc.	7,900	148
	Colony NorthStar Inc.
	Class A	21,700	122
	Forest City Realty Trust
	Inc. Class A	6,000	122
	Piedmont Office Realty
	Trust Inc. Class A	6,000	106
	Highwoods Properties Inc.	1,700	75
	VEREIT Inc.	9,400	65
	GEO Group Inc.	3,100	63
	Retail Properties of America
	Inc.	4,922	57
	Columbia Property Trust Inc.	2,447	50
	National Retail Properties
	Inc.	800	31
	STORE Capital Corp.	1,100	27
*	Quality Care Properties Inc.	1,106	21
	Hersha Hospitality Trust
	Class A	870	16
	Mack-Cali Realty Corp.	900	15
	Brandywine Realty Trust	600	10
*	St. Joe Co.	500	9
	Front Yard Residential Corp.	700	7
	CyrusOne Inc.	100	5
			220,310
Telecommunication Services (1.6%)
	AT&T Inc.	2,473,146	88,168
	Verizon
	Communications Inc.	1,266,337	60,556
	CenturyLink Inc.	521,800	8,573
*	T-Mobile US Inc.	92,400	5,640
*	Boingo Wireless Inc.	13,300	330

*,^	Globalstar Inc.	286,700	197
^	Frontier Communications
	Corp.	19,000	141
*	Vonage Holdings Corp.	5,200	55
*	United States Cellular
	Corp.	417	17
*	Intelsat SA	1,800	7
			163,684
Utilities (2.2%)
	NRG Energy Inc.	1,448,196	44,213
	NextEra Energy Inc.	239,866	39,177
	Exelon Corp.	696,975	27,189
	FirstEnergy Corp.	660,148	22,452
	CenterPoint Energy Inc.	735,911	20,164
	American Electric Power
	Co. Inc.	277,981	19,067
	Duke Energy Corp.	166,300	12,883
	Entergy Corp.	147,800	11,644
	Public Service Enterprise
	Group Inc.	173,400	8,712
	Dominion Energy Inc.	68,141	4,595
	PG&E Corp.	72,700	3,194
	AES Corp.	277,700	3,158
	NiSource Inc.	110,100	2,633
	Pinnacle West Capital
	Corp.	31,100	2,482
	Edison International	38,300	2,438
	PPL Corp.	76,500	2,164
	Avangrid Inc.	9,300	475
	Xcel Energy Inc.	10,200	464
*,^	Atlantic Power Corp.	99,700	209
	UGI Corp.	3,900	173
	Westar Energy Inc.
	Class A	2,800	147
	Portland General
	Electric Co.	2,800	113
	Fortis Inc.	2,200	74
	Chesapeake Utilities Corp.	388	27
	Great Plains Energy Inc.	300	10
	MGE Energy Inc.	100	6
			227,863
Total Common Stocks
(Cost $8,340,438)			10,124,805
Temporary Cash Investments (3.2%)[1]
Money Market Fund (3.0%)
[3,4]	Vanguard Market
	Liquidity Fund,
	1.775%	3,113,981	311,398

Growth and Income Fund

		Face	Market
		Amount	Value •
		($000)	($000)
U.S. Government and Agency Obligations (0.2%)
5	United States Treasury Bill,
	1.461%, 5/3/18	1,600	1,598
5	United States Treasury Bill,
	1.370%%–1.462%,
	5/17/18	8,000	7,984
5	United States Treasury Bill,
	1.446%, 5/31/18	600	598
5	United States Treasury Bill,
	1.845%, 8/9/18	5,000	4,967
	United States Treasury Bill,
	1.849%, 8/16/18	5,000	4,966
			20,113
Total Temporary Cash Investments
(Cost $331,491)			331,511
Total Investments (100.2%)
(Cost $8,671,929)			10,456,316

Amount
($000
Other Assets and Liabilities (-0.2%)
Other Assets
Investment in Vanguard	581
Receivables for Investment Securities Sold	32,996
Receivables for Accrued Income	9,865
Receivables for Capital Shares Issued	3,115
Variation Margin Receivable—
Futures Contracts	4,440
Other Assets	3,526
Total Other Assets	54,523
Liabilities
Payables for Investment Securities
Purchased	(33,525)
Collateral for Securities on Loan	(7,226)
Payables to Investment Advisor	(2,130)
Payables for Capital Shares Redeemed	(16,771)
Payables to Vanguard	(11,711)
Total Liabilities	(71,363)
Net Assets (100%)	10,439,476

At March 31, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	8,398,624
Undistributed Net Investment Income	30,877
Accumulated Net Realized Gains	237,522
Unrealized Appreciation (Depreciation)
Investment Securities	1,784,387
Futures Contracts	(11,934)
Net Assets	10,439,476

Investor Shares—Net Assets
Applicable to 60,693,777 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	2,846,798
Net Asset Value Per Share—
Investor Shares	$46.90

Admiral Shares—Net Assets
Applicable to 99,149,513 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	7,592,678
Net Asset Value Per Share—
Admiral Shares	$76.58

• See Note A in Notes to Financial Statements.

* Non-income-producing security.

^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $6,919,000.

1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 99.8% and 0.4%, respectively, of net assets.

2 Security value determined using significant unobservable inputs.

3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

4 Includes $7,226,000 of collateral received for securities on loan.

5 Securities with a value of $14,348,000 have been segregated as initial margin for open futures contracts.

CVR—Contingent Value Rights.

Growth and Income Fund

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
($000)
Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
E-mini S&P 500 Index	June 2018	2,240	296,016	(11,934)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

Growth and Income Fund

Statement of Operations

Six Months Ended
March 31, 2018
($000)
Investment Income
Income
Dividends[1]	92,349
Interest [2]	1,813
Securities Lending—Net	70
Total Income	94,232
Expenses
Investment Advisory Fees—Note B
Basic Fee	5,109
Performance Adjustment	26
The Vanguard Group—Note C
Management and Administrative—Investor Shares	3,177
Management and Administrative—Admiral Shares	4,474
Marketing and Distribution—Investor Shares	210
Marketing and Distribution—Admiral Shares	258
Custodian Fees	127
Shareholders’ Reports and Proxy—Investor Shares	71
Shareholders’ Reports and Proxy—Admiral Shares	59
Trustees’ Fees and Expenses	8
Total Expenses	13,519
Net Investment Income	80,713
Realized Net Gain (Loss)
Investment Securities Sold [2]	281,412
Futures Contracts	24,293
Realized Net Gain (Loss)	305,705
Change in Unrealized Appreciation (Depreciation)
Investment Securities [2]	225,899
Futures Contracts	(16,152)
Change in Unrealized Appreciation (Depreciation)	209,747
Net Increase (Decrease) in Net Assets Resulting from Operations	596,165

1 Dividends are net of foreign withholding taxes of $8,000.

2 Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $1,726,000, ($30,000), and ($13,000), respectively. Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

Growth and Income Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	80,713	136,920
Realized Net Gain (Loss)	305,705	448,835
Change in Unrealized Appreciation (Depreciation)	209,747	616,233
Net Increase (Decrease) in Net Assets Resulting from Operations	596,165	1,201,988
Distributions
Net Investment Income
Investor Shares	(20,786)	(53,480)
Admiral Shares	(59,193)	(81,075)
Realized Capital Gain[1]
Investor Shares	(119,262)	(131,717)
Admiral Shares	(313,418)	(184,783)
Total Distributions	(512,659)	(451,055)
Capital Share Transactions
Investor Shares	(162,653)	(112,815)
Admiral Shares	521,769	2,725,083
Net Increase (Decrease) from Capital Share Transactions	359,116	2,612,268
Total Increase (Decrease)	442,622	3,363,201
Net Assets
Beginning of Period	9,996,854	6,633,653
End of Period[2]	10,439,476	9,996,854

1 Includes fiscal 2018 and 2017 short-term gain distributions totaling $184,579,000 and $13,413,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $30,877,000 and $30,143,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Growth and Income Fund

Financial Highlights

Investor Shares
Six Months
	Ended
For a Share Outstanding	March 31,			Year Ended September 30,
Throughout Each Period	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$46.50	$42.16	$39.55	$42.69	$36.02	$30.73
Investment Operations
Net Investment Income	. 347[1]	.792[1]	. 852.729		.671	.631
Net Realized and Unrealized Gain (Loss)
on Investments	2.429	6.346	4.813	(.541)	6.639	5.288
Total from Investment Operations	2.776	7.138	5.665	.188	7.310	5.919
Distributions
Dividends from Net Investment Income	(. 353)	(.799)	(.790)	(.724)	(. 640)	(. 629)
Distributions from Realized Capital Gains	(2.023)	(1.999)	(2.265)	(2.604)	—	—
Total Distributions	(2.376)	(2.798)	(3.055)	(3.328)	(.640)	(.629)
Net Asset Value, End of Period	$46.90	$46.50	$42.16	$39.55	$42.69	$36.02

Total Return[2]	5.91%	17.66%	14.79%	0.22%	20.42%	19.54%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,847	$2,982	$2,801	$2,691	$2,979	$2,869
Ratio of Total Expenses to
Average Net Assets[3]	0.34%	0.34%	0.34%	0.34%	0.37%	0.36%
Ratio of Net Investment Income to
Average Net Assets	1.46%	1.80%	2.09%	1.70%	1.67%	1.90%
Portfolio Turnover Rate	89%	96%	96%	116%	133%	109%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.

1 Calculated based on average shares outstanding.

2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

3 Includes performance-based investment advisory fee increases (decreases) of 0.00%, 0.00%, 0.00%, 0.00%, 0.02%, and 0.01%.

See accompanying Notes, which are an integral part of the Financial Statements.

Growth and Income Fund

Financial Highlights

Admiral Shares
Six Months
	Ended
For a Share Outstanding	March 31,			Year Ended September 30,
Throughout Each Period	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$75.93	$68.83	$64.57	$69.71	$58.82	$50.18
Investment Operations
Net Investment Income	. 612[1]	1.362[1]	1.466	1.272	1.176	1.097
Net Realized and Unrealized Gain (Loss)
on Investments	3.965	10.384	7.855	(.897)	10.833	8.633
Total from Investment Operations	4.577	11.746	9.321	.375	12.009	9.730
Distributions
Dividends from Net Investment Income	(.624)	(1.384)	(1.364)	(1.264)	(1.119)	(1.090)
Distributions from Realized Capital Gains	(3.303)	(3.262)	(3.697)	(4.251)	—	—
Total Distributions	(3.927)	(4.646)	(5.061)	(5.515)	(1.119)	(1.090)
Net Asset Value, End of Period	$76.58	$75.93	$68.83	$64.57	$69.71	$58.82

Total Return[2]	5.97%	17.81%	14.91%	0.31%	20.55%	19.69%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$7,593	$7,015	$3,833	$3,177	$2,917	$2,157
Ratio of Total Expenses to
Average Net Assets[3]	0.23%	0.23%	0.23%	0.23%	0.26%	0.26%
Ratio of Net Investment Income to
Average Net Assets	1.57%	1.91%	2.20%	1.81%	1.78%	2.00%
Portfolio Turnover Rate	89%	96%	96%	116%	133%	109%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.

1 Calculated based on average shares outstanding.

2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

3 Includes performance-based investment advisory fee increases (decreases) of 0.00%, 0.00%, 0.00%, 0.00%, 0.02%, and 0.01%.

See accompanying Notes, which are an integral part of the Financial Statements.

Growth and Income Fund

Notes to Financial Statements

Vanguard Growth and Income Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended March 31, 2018, the fund’s average investments in long and short futures contracts represented 2% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2014–2017), and for the period ended March 31, 2018, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

Growth and Income Fund

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at March 31, 2018, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and the proxy. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

Growth and Income Fund

B. The investment advisory firms D.E. Shaw Investment Management, L.L.C., and Los Angeles Capital Management and Equity Research, Inc., each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of D.E. Shaw Investment Management, L.L.C. is subject to quarterly adjustments based on performance relative to the S&P 500 Index for the preceding three years. The basic fee of Los Angeles Capital Management and Equity Research, Inc. is subject to quarterly adjustments based on performance relative to the S&P 500 Index for the preceding five years.

Vanguard provides investment advisory services to a portion of the fund as described below; the fund paid Vanguard advisory fees of $611,000 for the six months ended March 31, 2018.

For the six months ended March 31, 2018, the aggregate investment advisory fee paid to all advisors represented an effective annual basic rate of 0.10% of the fund’s average net assets, before an increase of $26,000 (0.00%) based on performance.

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At March 31, 2018, the fund had contributed to Vanguard capital in the amount of $581,000, representing 0.01% of the fund’s net assets and 0.23% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments as of March 31, 2018, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	10,124,793	3	9
Temporary Cash Investments	311,398	20,113	—
Futures Contracts—Assets[1]	4,440	—	—
Total	10,440,631	20,116	9
1 Represents variation margin on the last day of the reporting period.

Growth and Income Fund

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At March 31, 2018, the cost of investment securities for tax purposes was $8,671,936,000. Net unrealized appreciation of investment securities for tax purposes was $1,784,380,000, consisting of unrealized gains of $1,954,497,000 on securities that had risen in value since their purchase and $170,117,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended March 31, 2018, the fund purchased $4,562,501,000 of investment securities and sold $4,709,416,000 of investment securities, other than temporary cash investments.

	Six Months Ended			Year Ended
	March 31, 2018		September 30, 2017
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	167,953	3,480	277,033	6,367
Issued in Lieu of Cash Distributions	135,225	2,849	179,760	4,259
Redeemed	(465,831)	(9,758)	(569,608)	(12,950)
Net Increase (Decrease)—Investor Shares	(162,653)	(3,429)	(112,815)	(2,324)
Admiral Shares
Issued	695,149	8,894	3,081,615	41,593
Issued in Lieu of Cash Distributions	354,859	4,580	247,827	3,595
Redeemed	(528,239)	(6,712)	(604,359)	(8,482)
Net Increase (Decrease)—Admiral Shares	521,769	6,762	2,725,083	36,706

G. Management has determined that no material events or transactions occurred subsequent to March 31, 2018, that would require recognition or disclosure in these financial statements.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended March 31, 2018
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Growth and Income Fund	9/30/2017	3/31/2018	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,059.06	$1.75
Admiral Shares	1,000.00	1,059.67	1.18
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.24	$1.72
Admiral Shares	1,000.00	1,023.78	1.16

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.34% for Investor Shares and 0.23% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (182/365).

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share.

For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 208 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustees1

F. William McNabb III

Born in 1957. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: chairman of the board (January 2010–present) of Vanguard and of each of the investment companies served by Vanguard, trustee (2009–present) of each of the investment companies served by Vanguard, and director (2008–present) of Vanguard. Chief executive officer and president (2008–2017) of Vanguard and each of the investment companies served by Vanguard, managing director (1995–2008) of Vanguard, and director (1997–2018) of Vanguard Marketing Corporation. Director (2018–present) of UnitedHealth Group.

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer (January 2018–present) of Vanguard; chief executive officer, president, and trustee (January 2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (February 2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) of the Children’s Hospital of Philadelphia.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Lead director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania. Trustee of the National Constitution Center.

1 Mr. McNabb and Mr. Buckley are considered “interested persons,” as defined in the Investment Company Act of 1940, because they are officers of the Vanguard funds.

JoAnn Heffernan Heisen

Born in 1950. Trustee since July 1998. Principal occupation(s) during the past five years and other experience: corporate vice president of Johnson & Johnson (pharmaceuticals/medical devices/consumer products) and member of its executive committee (1997–2008). Chief global diversity officer (retired 2008), vice president and chief information officer (1997–2006), controller (1995–1997), treasurer (1991–1995), and assistant treasurer (1989–1991) of Johnson & Johnson. Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation. Member of the advisory board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina Foundation for Education. Director of the V Foundation for Cancer Research. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (1989–present) and vice president (1996–present) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Chairman of the board of TIFF Advisory Services, Inc. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of advisors for Spruceview Capital Partners, and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: president (2010–present) and chief executive officer (2011–present) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of The Guardian Life Insurance Company of America. Member of the board of The Guardian Life Insurance Company of America, the American Council of Life Insurers, the Partnership for New York City (business leadership), and the Committee Encouraging Corporate Philanthropy. Trustee of the Economic Club of New York and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies LLC (private investment firm). Overseer of the Museum of Fine Arts Boston.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director of i(x) Investments, LLC.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the Board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born in 1967. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (2017–present), treasurer (2015–2017), controller (2010–2015), and assistant controller (2001–2010) of each of the investment companies served by Vanguard.

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard and global head of Fund Administration at Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG LLP (audit, tax, and advisory services).

Brian Dvorak

Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2017–present) of Vanguard and each of the investment companies served by Vanguard. Assistant vice president (2017–present) of Vanguard Marketing Corporation. Vice president and director of Enterprise Risk Management (2011–2013) at Oppenheimer Funds, Inc.

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2008–present) and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Director and senior vice president (2016–2018) of Vanguard Marketing Corporation. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

Vanguard Senior Management Team

Mortimer J. Buckley	James M. Norris
Gregory Davis	Thomas M. Rampulla
John James	Karin A. Risi
Martha G. King	Anne E. Robinson
John T. Marcante	Michael Rollings
Chris D. McIsaac

Chairman Emeritus and Senior Advisor

John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	Source for Bloomberg Barclays indexes: Bloomberg
Direct Investor Account Services > 800-662-2739	Index Services Limited. Copyright 2018, Bloomberg. All
rights reserved.
Institutional Investor Services > 800-523-1036
CFA® is a registered trademark owned by CFA Institute.
Text Telephone for People
Who Are Deaf or Hard of Hearing > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2018 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q932 052018

Item 2: Code of Ethics.

Not Applicable.

Item 3: Audit Committee Financial Expert.

Not Applicable.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Not Applicable.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not Applicable.

Item 13: Exhibits.

(a) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD QUANTITATIVE FUNDS

/s/ MORTIMER J. BUCKLEY*
BY:	MORTIMER J. BUCKLEY CHIEF EXECUTIVE OFFICER

Date: May 17, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD QUANTITATIVE FUNDS

/s/ MORTIMER J. BUCKLEY*
BY:	MORTIMER J. BUCKLEY CHIEF EXECUTIVE OFFICER

Date: May 17, 2018

VANGUARD QUANTITATIVE FUNDS

/s/ THOMAS J. HIGGINS*
BY:	THOMAS J. HIGGINS CHIEF FINANCIAL OFFICER

Date: May 17, 2018

* By: /s/ Anne E. Robinson

Anne E. Robinson, pursuant to a Power of Attorney filed on January 18, 2018 see file Number 33-32216, Incorporated by Reference.